UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	LECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2020, Vincent K. Petrella, principal financial officer of Lincoln Electric Holdings, Inc. (the “Company”), informed the Company of his intention to retire as Chief Financial Officer and Treasurer, effective April 22, 2020 (the “Retirement Date”). Mr. Petrella will remain employed by the Company as Executive Vice President to assist with the transition of the finance and corporate strategy organization until his retirement later this year.

On February 20, 2020, the Board of Directors of the Company appointed Gabriel Bruno to succeed Mr. Petrella as Chief Financial Officer and Treasurer of the Company, effective on the Retirement Date. Mr. Bruno will continue to act as the Company’s principal accounting officer.

Mr. Bruno, 52, joined the Company in 1995 and has been serving as Executive Vice President, Finance since January 1, 2019. Prior to that, Mr. Bruno served as Executive Vice President, Chief Human Resources Officer from July 1, 2016 to January 1, 2019, Executive Vice President, Chief Human Resources Officer and Chief Information Officer from February 18, 2016 to July 1, 2016, Executive Vice President, Chief Information Officer and Interim Chief Human Resources Officer form March 7, 2015 to February 18, 2016, Executive Vice President, Chief Information Officer from February 19, 2014 to March 7, 2015, Vice President, Chief Information Officer from May 1, 2012 to February 19, 2014 and Vice President, Corporate Controller from 2005 to May 1, 2012.

In connection with his appointment as Executive Vice President, Chief Financial Officer and Treasurer of the Company, Mr. Bruno is expected to receive an annual base salary, to participate in the Company’s annual bonus program, and to receive annual awards under the Company’s long-term incentive compensation plan, and continue to be eligible to participate in the benefit plans and arrangements made available generally to the Company’s executive officers. Such compensation and benefit plans and arrangements are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2019. Any additional compensation arrangements with Mr. Bruno remain subject to the approval of the Compensation and Executive Development Committee of the Board of Directors and will be disclosed in a Form 8-K or by an amendment to this Form 8-K following such approval.

A copy of the Company’s press release announcing these activities is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	The Company’s press release dated February 21, 2020 announcing the retirement of Vincent K. Petrella and the appointment of Gabriel Bruno

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: February 21, 2020	By:	/s/ Jennifer I. Ansberry
Jennifer I. Ansberry, Executive Vice President,
General Counsel & Secretary